OFG Bancorp Reports 4Q24 & 2024 Results
SAN JUAN, Puerto Rico, January 22, 2025 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, today reported results for the fourth quarter and year ended December 31, 2024.
4Q24: EPS diluted of $1.09 compared to $1.00 in 3Q24 and $0.98 in 4Q23. Total core revenues of $181.9 million compared to $174.1 million in 3Q24 and $175.6 million in 4Q23.
Full Year 2024: EPS diluted of $4.23 compared to $3.83 in 2023. Total core revenues of $709.6 million compared to $682.7 million in 2023.
CEO Comment
José Rafael Fernández, Chief Executive Officer, said: “The fourth quarter and last year reflected solid performance with strong financial results. 4Q24 EPS-diluted increased 11.2% year-over-year on a 3.6% increase in total core revenues. 2024 EPS increased 10.4% year-over-year on a 3.9% increase in total core revenues. We demonstrated consistent and excellent operational execution on our plans, with our Digital First strategy helping to grow our banking franchise and market share. Results also benefited from lower taxes, and we bought back 1.8 million shares in 2024. Thanks to our team members for their hard work and dedication. This is a great way to conclude the celebration of our 60th year in business bringing progress to all our stakeholders.”
4Q24 Highlights
Performance Metrics: Net interest margin of 5.40%, return on average assets of 1.75%, return on average tangible common stockholders’ equity of 16.71%, and efficiency ratio of 54.82%.
Total Interest Income of $190.2 million compared to $189.0 million in 3Q24 and $176.2 million in 4Q23. Compared to 3Q24, 4Q24 increased $1.1 million, primarily reflecting higher balances and higher yields on investment securities, higher loan balances, $0.7 million accretion for commercial loan prepayments, and reduced interest income from cash.
Total Interest Expense of $41.0 million compared to $41.2 million in 3Q24 and $32.7 million in 4Q23. Compared to 3Q24, 4Q24 decreased $0.1 million, primarily reflecting slightly lower average balances and cost of core deposits and higher average balances of borrowings and brokered deposits.
Total Banking & Financial Service Revenues of $32.8 million compared to $26.3 million in 3Q24 and $32.1 million in 4Q23. Compared to 3Q24, 4Q24 included $2.1 million annual insurance commission recognition, $4.8 million favorable MSR valuation, and $0.8 million from the August 2024 acquisition of a Puerto Rico residential mortgage servicing portfolio.
Pre-Provision Net Revenues of $83.0 million compared to $83.1 million in 3Q24 and $88.2 million in 4Q23.

Total Provision for Credit Losses of $30.2 million compared to $21.4 million in 3Q24 and $19.7 million in 4Q23. 4Q24 primarily reflected $18.1 million for increased loan volume, $7.6 million for a specific reserve related to four U.S. commercial loans, and $2.6 million recovery from the sale of auto and consumer loans. 4Q24 also included $5.7 million qualitative adjustment to account for uncertainty of recent increasing auto delinquency trends the model does not fully capture.
Credit Quality: Net charge-offs of $15.9 million (0.82% of average loans) compared to $17.1 million (0.90%) in 3Q24 and $16.3 million (0.88%) in 4Q23. NCOs benefited from the above-mentioned sale of auto and consumer loans. 4Q24 early and total delinquency rates were 2.95% and 4.38%, respectively. The nonperforming loan rate was 1.06%.
Total Non-Interest Expense of $99.7 million compared to $91.6 million in 3Q24 and $94.1 million in 4Q23. Compared to 3Q24, 4Q24 included $3.4 million in early retirement and business rightsizing, $1.4 million in annual performance incentives assessment, and the absence of 3Q24’s $2.3 million credit and debit card processing contract renewal rebate.
Income Tax Expense of $2.4 million compared to $14.8 million in 3Q24 and $21.8 million in 4Q23. 4Q24 decreased due to a reduction in the 2024 ETR for higher than previously forecasted business activities with preferential tax treatment and $2.3 million of discrete benefit. Excluding discrete items, ETR was 24.03% for 2024 compared to 32.08% for 2023.
Loans Held for Investment (EOP) of $7.79 billion compared to $7.75 billion in 3Q24 and $7.53 billion in 4Q23. Compared to 3Q24, 4Q24 loans increased 0.5%, reflecting growth in auto, U.S. commercial, and consumer loans, and repayments of P.R. commercial and residential mortgage loans. Year over year, loans increased 3.4%.
New Loan Production of $609.0 million compared to $572.2 million in 3Q24 and $663.9 million in 4Q23. Compared to 3Q24, 4Q24 reflected increases in P.R. commercial, auto, and residential mortgage lending, partially offset by a decrease in U.S. commercial and P.R. consumer lending.
Total Investments (EOP) of $2.72 billion compared to $2.61 billion in 3Q24 and $2.69 billion in 4Q23. 4Q24 primarily reflected purchases of $264 million of mortgage-backed securities yielding 5.3%, partially offset by MBS repayments of $103 million.
Customer Deposits (EOP) of $9.45 billion compared to $9.53 billion in 3Q24 and $9.60 billion in 4Q23. Compared to 3Q24, 4Q24 reflected a decline in government deposits and increases in commercial and retail deposits.
Total Borrowings & Brokered Deposits (EOP) of $557.2 million compared to $346.5 million in 3Q24 and $363.0 million in 4Q23.
Cash & Cash Equivalents (EOP) of $591.1 million compared to $680.6 million in 3Q24 and $748.2 million in 4Q23.
Share Buybacks: $45.9 million of common shares were acquired in 4Q24, leaving $29.7 million in remaining repurchase authorization as of December 31, 2024.
Capital: CET1 ratio was 14.26% compared to 14.37% in 3Q24 and 14.12% in 4Q23. The Tangible Common Equity ratio was 10.13% compared to 10.72% in 3Q24 and 9.68% in 4Q23. Tangible Book Value per share was $25.43 compared to $26.15 in 3Q24 and $23.13 in 4Q23. 4Q24 TBVPS reflected the above mentioned share buybacks and lower Other Comprehensive Income.
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Conference Call, Financial Supplement & Presentation
A conference call to discuss 4Q24 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 225-9448 or (203) 518-9708. Conference ID: OFGQ424. The call can also be accessed live on www.ofgbancorp.com with webcast replay shortly thereafter. OFG’s Financial Supplement, with full financial tables for the quarter and year ended December 31, 2024, and the 4Q24 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements. Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry. For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2023, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 61st year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Our mission is to make progress possible for our customers, employees, shareholders, and the communities we serve. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Lumarie Vega López (lumarie.vega@orientalbank.com) and Victoria Maldonado Rodríguez (victoria.maldonado@orientalbank.com) at (787) 771-6800
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder (sanreder@ofgbancorp.com) at (212) 532-3232
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OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our December 31, 2024 Quarterly Report on Form 10-K once it is filed with the Securities and Exchange Commission.
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OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2024		2024	2024	2024	2023
(Dollars in thousands, except per share data) (unaudited)		Q4		Q3	Q2	Q1	Q4
Statement of Operations
Net interest income		$149,138		$147,875	$147,325	$144,102	$143,542
Non-interest income, net (core)	(1)	32,766		26,271	32,085	30,059	32,061
Total core revenues	(2)	181,904		174,146	179,410	174,161	175,603
Non-interest expense		99,718		91,600	92,960	91,412	94,099
Pre-provision net revenues	(21)	82,977		83,143	86,841	83,038	88,151
Total provision for credit losses		30,190	(a)	21,359	15,581	15,121	19,719
Net income before income taxes		52,787		61,784	71,260	67,917	68,432
Income tax expense		2,440	(b)	14,784	20,129	18,225	21,835
Net income available to common stockholders		50,347		47,000	51,131	49,692	46,597
Common Share Statistics
Earnings per common share - basic	(3)	$1.10		$1.01	$1.09	$1.06	$0.99
Earnings per common share - diluted	(4)	$1.09		$1.00	$1.08	$1.05	$0.98
Average common shares outstanding		45,946		46,560	46,952	47,096	47,061
Average common shares outstanding and equivalents		46,248		46,846	47,131	47,343	47,386
Cash dividends per common share		$0.25		$0.25	$0.25	$0.25	$0.22
Book value per common share (period end)		$27.60		$28.31	$26.37	$25.75	$25.36
Tangible book value per common share (period end)	(5)	$25.43		$26.15	$24.18	$23.55	$23.13
Balance Sheet (Average Balances)
Loans	(6)	$7,717,566		$7,634,511	$7,613,307	$7,541,757	$7,417,084
Interest-earning assets		10,981,886		10,837,380	10,758,623	10,739,590	10,129,061
Total assets		11,523,140		11,347,795	11,233,202	11,199,867	10,588,584
Core deposits		9,555,213		9,588,752	9,599,842	9,532,790	8,691,516
Total deposits		9,651,748		9,609,820	9,601,408	9,591,527	8,834,234
Interest-bearing deposits		7,107,550		7,042,467	7,023,192	7,055,207	6,282,916
Borrowings		329,231		241,062	219,903	220,773	459,315
Stockholders' equity		1,304,779		1,280,760	1,223,669	1,213,469	1,128,747
Performance Metrics
Net interest margin	(7)	5.40%		5.43%	5.51%	5.40%	5.62%
Return on average assets	(8)	1.75%		1.66%	1.82%	1.77%	1.76%
Return on average tangible common stockholders' equity	(9)	16.71%		15.94%	18.24%	17.92%	18.22%
Efficiency ratio	(10)	54.82%		52.60%	51.81%	52.49%	53.59%
Full-time equivalent employees, period end		2,246		2,236	2,239	2,230	2,248
Credit Quality Metrics
Allowance for credit losses		$175,863	(a)	$161,500	$157,301	$156,563	$161,106
Allowance as a % of loans held for investment		2.26%	(a)	2.08%	2.06%	2.08%	2.14%
Net charge-offs		$15,862	(c)	$17,103	$15,013	$19,812	$16,282
Net charge-off rate	(11)	0.82%	(c)	0.90%	0.79%	1.05%	0.88%
Early delinquency rate (30 - 89 days past due)		2.95%		2.78%	2.81%	2.41%	2.76%
Total delinquency rate (30 days and over)		4.38%		4.10%	3.71%	3.30%	3.76%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		10.93%		11.12%	10.86%	10.76%	11.03%
Common equity Tier 1 capital ratio		14.26%		14.37%	14.29%	14.45%	14.12%
Tier 1 risk-based capital ratio		14.26%		14.37%	14.29%	14.45%	14.12%
Total risk-based capital ratio		15.52%		15.63%	15.54%	15.71%	15.37%
Tangible common equity ("TCE") ratio		10.13%		10.72%	10.09%	10.06%	9.68%

(a)During 4Q 2024, a qualitative adjustment of $5.7 million was made for the auto portfolio to account for uncertainty related to the recent increasing delinquency trends that the model does not fully capture. The provision for credit losses also included $7.6 million for a specific reserve related to four U.S. commercial loans.
(b)During 4Q 2024, the Company’s effective income tax rate for the year decreased related to higher than previously forecasted business activities during 4Q 2024 with preferential tax treatment under the Puerto Rico tax code and $2.3 million of discrete benefit.
(c)During 4Q 2024, the Company sold auto and consumer loans that were previously fully charged off, recognizing a recovery of $2.6 million.

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		2024	2023
(Dollars in thousands, except per share data) (unaudited)		YTD	YTD
Statement of Operations
Net interest income		$588,440	$560,870
Non-interest income, net (core)	(1)	121,181	121,855
Total core revenues	(2)	709,621	682,725
Non-interest expense		375,690	363,365
Pre-provision net revenues	(21)	335,999	325,886
Total provision for credit losses		82,251	60,638	(a)
Net income before income taxes		253,748	265,248
Income tax expense		55,578	83,376	(b)
Net income available to common stockholders		198,170	181,872
Common Share Statistics
Earnings per common share - basic	(3)	$4.25	$3.85
Earnings per common share - diluted	(4)	$4.23	$3.83
Average common shares outstanding		46,637	47,258
Average common shares outstanding and equivalents		46,902	47,552
Cash dividends per common share		$1.00	$0.88
Book value per common share (period end)		$27.60	$25.36
Tangible book value per common share (period end)	(5)	$25.43	$23.13
Balance Sheet (Average Balances)
Loans	(6)	$7,626,830	$7,121,176
Interest-earning assets		10,829,907	9,688,019
Total assets		11,326,121	10,174,624
Core deposits		9,569,167	8,610,084
Total deposits		9,613,722	8,649,184
Interest-bearing deposits		7,057,204	6,058,661
Borrowings		252,919	254,541
Stockholders' equity		1,255,872	1,110,919
Performance Metrics
Net interest margin	(7)	5.43%	5.79%
Return on average assets	(8)	1.75%	1.79%
Return on average tangible common stockholders' equity	(9)	17.17%	18.14%
Efficiency ratio	(10)	52.94%	53.22%
Full-time equivalent employees, period end		2,246	2,248
Credit Quality Metrics
Allowance for credit losses		$175,863	$161,106	(a)
Allowance as a % of loans held for investment		2.26%	2.14%	(a)
Net charge-offs		$67,790	$51,844
Net charge-off rate	(11)	0.89%	0.73%
Early delinquency rate (30 - 89 days past due)		2.95%	2.76%
Total delinquency rate (30 days and over)		4.38%	3.76%
(a)Refer to “(a)” in Table 1-1.
(b)Refer to “(b)” in Table 1-2.

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands, except per share data) (unaudited)	December 31, 2024		September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Interest income:
Loans
Non-PCD loans	$139,659		$139,358	$137,741	$132,972	$131,167
PCD loans	15,682		15,052	16,516	16,622	17,609
Total interest income from loans	155,341		154,410	154,257	149,594	148,776
Investment securities and cash	34,822		34,620	33,401	33,832	27,423
Total interest income	190,163		189,030	187,658	183,426	176,199
Interest expense:
Deposits
Core deposits	36,312		38,123	37,791	35,989	24,753
Brokered deposits	1,020		221	21	803	1,980
Total deposits	37,332		38,344	37,812	36,792	26,733
Borrowings	3,693		2,811	2,521	2,532	5,924
Total interest expense	41,025		41,155	40,333	39,324	32,657
Net interest income	149,138		147,875	147,325	144,102	143,542
Provision for credit losses, excluding PCD loans	32,838	(a)	21,070	16,913	16,605	20,681
(Recapture of) provision for credit losses on PCD loans	(2,648)		289	(1,332)	(1,484)	(962)
Total provision for credit losses	30,190		21,359	15,581	15,121	19,719
Net interest income after provision for credit losses	118,948		126,516	131,744	128,981	123,823
Non-interest income:
Banking service revenues	15,329		15,554	18,781	17,259	17,822
Wealth management revenues	10,626	(b)	8,449	8,440	8,107	9,985
Mortgage banking activities	6,811	(c)	2,268	4,864	4,693	4,254
Total banking and financial service revenues	32,766		26,271	32,085	30,059	32,061
Other income, net	791		597	391	289	6,647
Total non-interest income, net	33,557		26,868	32,476	30,348	38,708
Non-interest expense:
Compensation and employee benefits	42,959	(d)	38,468	38,467	39,816	41,418
Occupancy, equipment and infrastructure costs	15,284		15,124	14,393	14,322	15,729
General and administrative expenses	39,672		36,736	40,831	36,606	35,803
Foreclosed real estate and other repossessed assets expenses (income), net	1,803		1,272	(731)	668	1,149
Total non-interest expense	99,718		91,600	92,960	91,412	94,099
Income before income taxes	52,787		61,784	71,260	67,917	68,432
Income tax expense	2,440	(e)	14,784	20,129	18,225	21,835
Net income available to common shareholders	$50,347		$47,000	$51,131	$49,692	$46,597
(a)Refer to “(a)” in Table 1-1.
(b)During 4Q 2024, annual insurance contingent commissions amounted to $2.1 million.
(c)During 4Q 2024, the Company recognized an increase of $4.8 million in mortgage servicing asset valuation.
(d)During 4Q 2024, the Company recognized $3.4 million in early retirement and business rightsizing expense.
(e)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands, except per share data) (unaudited)	Year Ended
	December 31, 2024		December 31, 2023
Interest income:
Loans
Non-PCD loans	$549,730		$482,043
PCD loans	63,872		72,701
Total interest income from loans	613,602		554,744
Investment securities and cash	136,675		94,136
Total interest income	750,277		648,880
Interest expense:
Deposits
Core deposits	148,215		73,945
Brokered deposits	2,065		2,020
Total deposits	150,280		75,965
Borrowings	11,557		12,045
Total interest expense	161,837		88,010
Net interest income	588,440		560,870
Provision for credit losses, excluding PCD loans	87,426	(a)	62,125
Recapture of credit losses on PCD loans	(5,175)		(1,487)
Total provision for credit losses	82,251		60,638
Net interest income after provision for credit losses	506,189		500,232
Non-interest income:
Banking service revenues	66,923		70,078
Wealth management revenues	35,622		32,990
Mortgage banking activities	18,636		18,787
Total banking and financial service revenues	121,181		121,855
Other income (loss), net	2,068		6,526
Total non-interest income, net	123,249		128,381
Non-interest expense:
Compensation and employee benefits	159,710	(b)	155,827
Occupancy, equipment and infrastructure costs	59,123		59,235
General and administrative expenses	153,845		148,708
Foreclosed real estate and other repossessed assets expenses (income), net	3,012		(405)
Total non-interest expense	375,690		363,365
Income before income taxes	253,748		265,248
Income tax expense	55,578	(c)	83,376
Net income available to common shareholders	$198,170		$181,872
(a)Refer to “(a)” in Table 1-1.
(b)Refer to “(d)” in Table 2-1.
(c)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Cash and cash equivalents		$591,137	$680,587	$740,429	$754,392	$748,173
Investments:
Trading securities		18	18	16	14	13
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		2,336,505	2,228,399	1,895,067	1,746,195	1,801,849
US treasury securities		1,150	1,136	200,658	150,915	296,799
Other investment securities		550	567	581	597	616
Total investment securities available-for-sale		2,338,205	2,230,102	2,096,306	1,897,707	2,099,264
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		292,158	297,713	303,621	309,764	314,710
US treasury securities		—	—	—	199,727	199,314
Other investment securities		35,000	35,000	35,000	35,000	35,000
Total investment securities held-to-maturity		327,158	332,713	338,621	544,491	549,024
Equity securities		54,896	45,692	41,074	40,162	38,469
Total investments		2,720,277	2,608,525	2,476,017	2,482,374	2,686,770
Loans, net		7,633,831	7,604,700	7,503,142	7,411,378	7,401,618
Other assets:
Prepaid expenses		72,010	98,755	88,137	61,916	62,858
Deferred tax asset, net		6,248	4,130	4,094	4,379	4,923
Foreclosed real estate and repossessed properties		10,597	11,388	12,239	17,694	14,812
Premises and equipment, net		104,512	105,279	104,384	104,980	104,102
Goodwill		84,241	84,241	84,241	84,241	84,241
Other intangibles		14,782	16,260	17,738	19,216	20,694
Right of use assets		19,197	20,355	20,298	21,606	21,725
Servicing asset		70,435	68,512	49,789	49,553	49,520
Accounts receivable and other assets		173,467	158,650	158,577	147,506	145,017
Total assets		$11,500,734	$11,461,382	$11,259,085	$11,159,235	$11,344,453
Deposits:
Demand deposits		$5,627,406	$5,859,787	$6,017,364	$6,036,891	$6,050,428
Savings accounts		2,064,916	2,019,832	2,002,342	2,001,770	2,088,102
Time deposits		1,756,389	1,653,402	1,585,126	1,507,037	1,461,459
Brokered deposits		156,075	75,631	418	2,576	162,180
Total deposits		9,604,786	9,608,652	9,605,250	9,548,274	9,762,169
Borrowings:
Securities sold under agreements to repurchase		75,222	—	—	—	—
Advances from FHLB and other borrowings		325,952	270,827	200,741	200,766	200,770
Total borrowings		401,174	270,827	200,741	200,766	200,770
Other liabilities:
Acceptances outstanding		31,526	26,055	28,504	25,826	25,576
Lease liability		21,388	22,604	22,605	23,969	24,029
GNMA buy-back option program liability	(22)	48,586	41,801	19,008	18,510	19,401
Deferred tax liability, net		40,718	57,503	33,873	22,876	22,444
Accrued expenses and other liabilities		98,185	115,808	121,402	103,361	96,584
Total liabilities		10,246,363	10,143,250	10,031,383	9,943,582	10,150,973
Stockholders' equity:
Common stock		59,885	59,885	59,885	59,885	59,885
Additional paid-in capital		639,786	639,487	637,895	636,208	638,667
Legal surplus		169,537	164,990	160,560	155,732	150,967
Retained earnings		771,993	737,815	706,807	672,455	639,324
Treasury stock, at cost		(296,991)	(251,055)	(250,951)	(226,896)	(228,350)
Accumulated other comprehensive loss, net		(89,839)	(32,990)	(86,494)	(81,731)	(67,013)
Total stockholders' equity		1,254,371	1,318,132	1,227,702	1,215,653	1,193,480
Total liabilities and stockholders' equity		$11,500,734	$11,461,382	$11,259,085	$11,159,235	$11,344,453

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		December 31, 2024		September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$580,267		$577,320	$581,023	$591,429	$609,846
Mortgage GNMA buy-back option program	(22)	48,586		41,801	19,008	18,510	19,401
Commercial PR		2,310,281		2,318,964	2,291,753	2,178,748	2,186,228
Commercial US		704,081		680,388	662,026	740,665	755,228
Consumer		667,963		663,748	643,572	627,436	619,894
Auto		2,549,033		2,483,611	2,427,089	2,339,836	2,272,530
		6,860,211		6,765,832	6,624,471	6,496,624	6,463,127
Less: Allowance for credit losses		(170,709)	(a)	(155,133)	(150,849)	(148,767)	(152,610)
Total non-PCD loans held for investment, net		6,689,502		6,610,699	6,473,622	6,347,857	6,310,517

PCD:
Mortgage		841,964		864,491	885,096	909,106	933,362
Commercial PR		88,729		119,029	128,584	132,035	135,447
Consumer		598		560	605	544	552
Auto		460		664	951	1,358	1,891
		931,751		984,744	1,015,236	1,043,043	1,071,252
Less: Allowance for credit losses		(5,154)		(6,367)	(6,452)	(7,796)	(8,496)
Total PCD loans held for investment, net		926,597		978,377	1,008,784	1,035,247	1,062,756
Total loans held for investment		7,616,099		7,589,076	7,482,406	7,383,104	7,373,273
Mortgage loans held for sale		13,286		10,908	8,375	9,370	—
Other loans held for sale		4,446		4,716	12,361	18,904	28,345
Total loans, net		$7,633,831		$7,604,700	$7,503,142	$7,411,378	$7,401,618

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,422,231		$1,441,811	$1,466,119	$1,500,535	$1,543,208
Mortgage GNMA buy-back option program	(22)	48,586		41,801	19,008	18,510	19,401
Commercial PR		2,399,010		2,437,993	2,420,337	2,310,783	2,321,675
Commercial US		704,081		680,388	662,026	740,665	755,228
Consumer		668,561		664,308	644,177	627,980	620,446
Auto		2,549,493		2,484,275	2,428,040	2,341,194	2,274,421
		7,791,962		7,750,576	7,639,707	7,539,667	7,534,379
Less: Allowance for credit losses		(175,863)	(a)	(161,500)	(157,301)	(156,563)	(161,106)
Total loans held for investment, net		7,616,099		7,589,076	7,482,406	7,383,104	7,373,273
Mortgage loans held for sale		13,286		10,908	8,375	9,370	—
Other loans held for sale		4,446		4,716	12,361	18,904	28,345
Total loans, net		$7,633,831		$7,604,700	$7,503,142	$7,411,378	$7,401,618
(a)Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Year Ended
(Dollars in thousands) (unaudited)		December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Loan production	(13)
Mortgage		$42,562	$37,091	$38,501	$32,180	$33,332	$150,334	$132,954
Commercial PR		211,217	149,856	192,122	186,412	285,517	739,607	744,668
Commercial US		44,034	67,133	27,402	17,106	57,442	155,675	363,644
Consumer		68,941	86,575	80,348	68,591	63,785	304,455	313,596
Auto		242,225	231,573	250,638	232,314	223,780	956,750	919,678
Total		$608,979	$572,228	$589,011	$536,603	$663,856	$2,306,821	$2,474,540

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2024 Q4			2024 Q3			2024 Q2			2024 Q1			2023 Q4
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$560,013	$6,534	4.64%	$630,836	$8,362	5.27%	$656,728	$8,735	5.35%	$600,291	$7,996	5.36%	$517,025	$6,906	5.30%
Investment securities	2,704,307	28,288	4.18%	2,572,033	26,258	4.08%	2,489,488	24,666	3.96%	2,597,542	25,836	3.98%	2,194,952	20,517	3.74%
Loans held for investment
Non-PCD loans	6,763,828	139,659	8.21%	6,634,043	139,358	8.36%	6,576,634	137,741	8.42%	6,476,048	132,972	8.26%	6,320,321	131,167	8.23%
PCD loans	953,738	15,682	6.58%	1,000,468	15,052	6.02%	1,035,773	16,516	6.38%	1,065,709	16,622	6.24%	1,096,763	17,609	6.42%
Total loans	7,717,566	155,341	8.01%	7,634,511	154,410	8.05%	7,612,407	154,257	8.15%	7,541,757	149,594	7.98%	7,417,084	148,776	7.96%
Total interest-earning assets	$10,981,886	$190,163	6.89%	$10,837,380	$189,030	6.94%	$10,758,623	$187,658	7.02%	$10,739,590	$183,426	6.87%	$10,129,061	$176,199	6.90%

Interest bearing liabilities:
Deposits
NOW accounts	$3,282,808	$16,871	2.04%	$3,395,425	$20,013	2.34%	$3,448,144	$20,964	2.45%	$3,472,852	$20,516	2.38%	$2,559,135	$9,551	1.48%
Savings accounts	2,038,523	5,062	0.99%	2,009,028	4,777	0.95%	2,020,653	4,587	0.91%	2,042,865	4,417	0.87%	2,141,230	4,986	0.92%
Time deposits	1,689,684	13,247	3.12%	1,616,946	12,202	3.00%	1,552,829	11,109	2.88%	1,480,753	9,924	2.70%	1,439,833	8,895	2.45%
Brokered deposits	96,535	1,020	4.21%	21,068	221	4.17%	1,566	21	5.28%	58,737	803	5.50%	142,718	1,980	5.50%
	7,107,550	36,200	2.03%	7,042,467	37,213	2.10%	7,023,192	36,681	2.10%	7,055,207	35,660	2.03%	6,282,916	25,412	1.60%
Non-interest bearing deposit accounts	2,544,198	—	—	2,567,353	—	—	2,578,216	—	—	2,536,320	—	—	2,551,318	—	—
Fair value premium and core deposit intangible amortization	—	1,132	—	—	1,131	—	—	1,131	—	—	1,132	—	—	1,321	—
Total deposits	9,651,748	37,332	1.54%	9,609,820	38,344	1.59%	9,601,408	37,812	1.58%	9,591,527	36,792	1.54%	8,834,234	26,733	1.20%
Borrowings
Securities sold under agreements to repurchase	44,837	542	4.81%	—	—	—%	—	—	—%	—	—	—%	183,858	2,578	5.56%
Advances from FHLB and other borrowings	284,394	3,151	4.41%	241,062	2,811	4.64%	219,903	2,521	4.61%	220,773	2,532	4.61%	275,457	3,346	4.82%
Total borrowings	329,231	3,693	4.46%	241,062	2,811	4.64%	219,903	2,521	4.61%	220,773	2,532	4.61%	459,315	5,924	5.12%
Total interest-bearing liabilities	$9,980,979	$41,025	1.64%	$9,850,882	$41,155	1.66%	$9,821,311	$40,333	1.65%	$9,812,300	$39,324	1.61%	$9,293,549	$32,657	1.39%
Interest rate spread		$149,138	5.25%		$147,875	5.28%		$147,325	5.36%		$144,102	5.26%		$143,542	5.51%
Net interest margin			5.40%			5.43%			5.51%			5.40%			5.62%

Core deposits: (Non-GAAP)
NOW accounts	$3,282,808	$16,871	2.04%	$3,395,425	$20,013	2.34%	$3,448,144	$20,964	2.45%	$3,472,852	$20,516	2.38%	$2,559,135	$9,551	1.48%
Savings accounts	2,038,523	5,062	0.99%	2,009,028	4,777	0.95%	2,020,653	4,587	0.91%	2,042,865	4,417	0.87%	2,141,230	4,986	0.92%
Time deposits	1,689,684	13,247	3.12%	1,616,946	12,202	3.00%	1,552,829	11,109	2.88%	1,480,753	9,924	2.70%	1,439,833	8,895	2.45%
	7,011,015	35,180	2.00%	7,021,399	36,992	2.10%	7,021,626	36,660	2.10%	6,996,470	34,857	2.00%	6,140,198	23,432	1.51%
Non-interest bearing deposit accounts	2,544,198	—	—	2,567,353	—	—	2,578,216	—	—	2,536,320	—	—	2,551,318	—	—
Total core deposits	$9,555,213	$35,180	1.46%	$9,588,752	$36,992	1.53%	$9,599,842	$36,660	1.54%	$9,532,790	$34,857	1.47%	$8,691,516	$23,432	1.07%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$329,231	$3,693	4.46%	$241,062	$2,811	4.64%	$219,903	$2,521	4.61%	$220,773	$2,532	4.61%	$459,315	$5,924	5.12%
Brokered deposits	96,535	1,020	4.21%	21,068	221	4.17%	1,566	21	5.28%	58,737	803	5.50%	142,718	1,980	5.50%
Total borrowings and brokered deposits	$425,766	$4,713	4.40%	$262,130	$3,032	4.60%	$221,469	$2,542	4.62%	$279,510	$3,335	4.80%	$602,033	$7,904	5.21%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	2024 YTD			2023 YTD
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents	$611,976	$31,589	5.16%	$626,067	$31,406	5.02%
Investment securities	2,591,101	105,086	4.06%	1,940,776	62,730	3.23%
Loans held for investment
Non-PCD loans	6,613,109	549,730	8.31%	5,976,521	482,043	8.07%
PCD loans	1,013,721	63,872	6.30%	1,144,655	72,701	6.35%
Total loans	7,626,830	613,602	8.05%	7,121,176	554,744	7.79%
Total interest-earning assets	$10,829,907	$750,277	6.93%	$9,688,019	$648,880	6.70%

Interest bearing liabilities:
Deposits
NOW accounts	$3,399,476	$78,362	2.31%	$2,489,560	$25,710	1.03%
Savings accounts	2,027,746	18,843	0.93%	2,214,256	17,727	0.80%
Time deposits	1,585,427	46,482	2.93%	1,315,745	25,225	1.92%
Brokered deposits	44,555	2,065	4.63%	39,100	2,020	5.16%
	7,057,204	145,752	2.07%	6,058,661	70,682	1.17%
Non-interest bearing deposit accounts	2,556,518	—	—%	2,590,523	—	—%
Fair value premium and core deposit intangible amortization	—	4,528	—	—	5,283	—
Total deposits	9,613,722	150,280	1.56%	8,649,184	75,965	0.88%
Borrowings
Securities sold under agreements to repurchase	11,270	542	4.81%	59,541	3,306	5.55%
Advances from FHLB and other borrowings	241,649	11,015	4.56%	195,000	8,739	4.48%
Total borrowings	252,919	11,557	4.57%	254,541	12,045	4.73%
Total interest-bearing liabilities	$9,866,641	$161,837	1.64%	$8,903,725	$88,010	0.99%
Interest rate spread		$588,440	5.29%		$560,870	5.71%
Net interest margin			5.43%			5.79%

Core deposits: (Non-GAAP)
NOW accounts	$3,399,476	$78,362	2.31%	$2,489,560	$25,710	1.03%
Savings accounts	2,027,746	18,843	0.93%	2,214,256	17,727	0.80%
Time deposits	1,585,427	46,482	2.93%	1,315,745	25,225	1.92%
	7,012,649	143,687	2.05%	6,019,561	68,662	1.14%
Non-interest bearing deposit accounts	2,556,518	—	—%	2,590,523	—	—%
Total core deposits	$9,569,167	$143,687	1.50%	$8,610,084	$68,662	0.80%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$252,919	$11,557	4.57%	$254,541	$12,045	4.73%
Brokered deposits	44,555	2,065	4.63%	39,100	2,020	5.16%
Total borrowings and brokered deposits	$297,474	$13,622	4.58%	$293,641	$14,065	4.79%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2024		2024	2024	2024	2023
(Dollars in thousands) (unaudited)	Q4		Q3	Q2	Q1	Q4
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$24		$37	$1	$64	$150
Recoveries	(190)		(72)	(540)	(267)	(483)
Total mortgage	(166)		(35)	(539)	(203)	(333)
Commercial PR:
Charge-offs	713		139	160	3,567	377
Recoveries	(381)		(1,455)	(111)	(52)	(114)
Total commercial PR	332		(1,316)	49	3,515	263
Commercial US:
Charge-offs	315		—	1,574	1,749	689
Recoveries	—		(24)	(45)	—	(23)
Total commercial US	315		(24)	1,529	1,749	666
Consumer:
Charge-offs	8,242		8,863	8,180	7,981	6,799
Recoveries	(1,792)	(a)	(830)	(851)	(693)	(650)
Total consumer	6,450		8,033	7,329	7,288	6,149
Auto:
Charge-offs	18,503		16,371	12,559	14,218	14,658
Recoveries	(8,137)	(a)	(6,300)	(5,926)	(5,971)	(4,982)
Total auto	10,366		10,071	6,633	8,247	9,676
Total	$17,297		$16,729	$15,001	$20,596	$16,421

PCD
Mortgage:
Charge-offs	$—		$66	$29	$83	$94
Recoveries	(345)		(250)	(93)	(638)	(111)
Total mortgage	(345)		(184)	(64)	(555)	(17)
Commercial PR:
Charge-offs	39		663	265	—	—
Recoveries	(1,026)		(70)	(158)	(157)	(315)
Total commercial PR	(987)		593	107	(157)	(315)
Consumer:
Charge-offs	—		—	—	—	244
Recoveries	(13)		(19)	(7)	(23)	(19)
Total consumer	(13)		(19)	(7)	(23)	225
Auto:
Charge-offs	1		9	6	9	12
Recoveries	(91)		(25)	(30)	(58)	(44)
Total auto	(90)		(16)	(24)	(49)	(32)
Total	$(1,435)		$374	$12	$(784)	$(139)

Total Net Charge-offs	$15,862		$17,103	$15,013	$19,812	$16,282
Net Charge-off Rates
Mortgage	(0.14)%		(0.06)%	(0.16)%	(0.20)%	(0.09)%
Commercial PR	(0.11)%		(0.12)%	0.03%	0.58%	(0.01)%
Commercial US	0.18%		(0.01)%	0.85%	0.92%	0.36%
Consumer	3.72%	(a)	4.70%	4.42%	4.45%	3.95%
Auto	1.63%	(a)	1.64%	1.11%	1.42%	1.72%
Total	0.82%		0.90%	0.79%	1.05%	0.88%
Average Loans Held For Investment
Mortgage	$1,429,022		$1,446,855	$1,479,583	$1,511,281	$1,562,135
Commercial PR	2,386,204		2,393,891	2,363,831	2,312,561	2,230,342
Commercial US	689,310		658,908	716,989	756,409	736,640
Consumer	692,119		681,391	663,315	652,843	644,834
Auto	2,520,911		2,453,466	2,389,589	2,308,663	2,243,133
Total	$7,717,566		$7,634,511	$7,613,307	$7,541,757	$7,417,084
(a) Refer to “(c)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2024		2024	2024	2024	2023
(Dollars in thousands) (unaudited)		Q4		Q3	Q2	Q1	Q4
Early Delinquency (30 - 89 days past due)
Mortgage		$11,431		$10,822	$12,767	$13,080	$15,703
Commercial		6,825		2,426	7,781	6,128	3,653
Consumer		14,281		13,485	13,102	10,901	11,366
Auto		170,013	(a)	161,025	152,817	126,704	147,681
Total		$202,550		$187,758	$186,467	$156,813	$178,403
Early Delinquency Rates (30 - 89 days past due)
Mortgage		1.82%		1.75%	2.13%	2.14%	2.50%
Commercial		0.23%		0.08%	0.26%	0.21%	0.12%
Consumer		2.14%		2.03%	2.04%	1.74%	1.83%
Auto		6.67%	(a)	6.48%	6.30%	5.42%	6.50%
Total		2.95%		2.78%	2.81%	2.41%	2.76%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$22,840		$22,954	$23,443	$25,985	$27,859
GNMA's buy-back option program	(22)	48,586		41,801	19,008	18,509	19,401
Total mortgage		71,426		64,755	42,451	44,494	47,260
Commercial		20,193		17,460	17,703	14,171	14,298
Consumer		18,471		17,094	16,405	14,760	14,742
Auto		190,068	(a)	178,003	169,506	141,220	166,737
Total		$300,158		$277,312	$246,065	$214,645	$243,037
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		3.63%		3.71%	3.91%	4.26%	4.43%
GNMA's buy-back option program	(22)	7.73%		6.75%	3.17%	3.03%	3.08%
Total mortgage		11.36%		10.46%	7.07%	7.29%	7.51%
Commercial		0.67%		0.58%	0.60%	0.49%	0.49%
Consumer		2.77%		2.58%	2.55%	2.35%	2.38%
Auto		7.46%	(a)	7.17%	6.98%	6.04%	7.34%
Total		4.38%		4.10%	3.71%	3.30%	3.76%
Nonperforming Assets	(14)
Mortgage		$16,928		$18,723	$17,325	$19,044	$20,007
Commercial		38,913		36,099	34,477	33,794	36,096
Consumer		4,207		3,627	3,329	3,893	3,376
Auto		20,055	(a)	16,978	16,689	14,516	19,056
Total nonperforming loans		80,103		75,427	71,820	71,247	78,535
Foreclosed real estate		4,002		4,419	6,526	10,850	10,780
Other repossessed assets		6,595		6,969	5,713	6,844	4,032
Total nonperforming assets		$90,700		$86,815	$84,059	$88,941	$93,347
Nonperforming Loan Rates
Mortgage		2.69%		3.02%	2.89%	3.12%	3.18%
Commercial		1.29%		1.20%	1.17%	1.16%	1.23%
Consumer		0.63%		0.55%	0.52%	0.62%	0.54%
Auto		0.79%		0.68%	0.69%	0.62%	0.84%
Total loans		1.17%		1.11%	1.08%	1.10%	1.22%

(a) Refer to “(a)” in Table 1-1.
(a)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2024	2024	2024	2024	2023
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Nonperforming PCD Loans	(14)
Mortgage		$239	$241	$244	$247	$250
Commercial		2,641	3,920	4,748	5,969	6,424
Total nonperforming loans		$2,880	$4,161	$4,992	$6,216	$6,674
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.03%
Commercial		2.98%	3.29%	3.69%	4.52%	4.74%
Total		0.31%	0.42%	0.49%	0.60%	0.62%
Total PCD Loans Held for Investment
Mortgage		$841,964	$864,491	$885,096	$909,106	$933,362
Commercial		88,729	119,029	128,584	132,035	135,447
Consumer		598	560	605	544	552
Auto		460	664	951	1,358	1,891
Total loans		$931,751	$984,744	$1,015,236	$1,043,043	$1,071,252

		2024		2024	2024	2024	2023
(Dollars in thousands) (unaudited)		Q4		Q3	Q2	Q1	Q4
Total Nonperforming Loans	(14)
Mortgage		$17,167		$18,964	$17,569	$19,291	$20,257
Commercial		41,554		40,019	39,225	39,763	42,520
Consumer		4,207		3,627	3,329	3,893	3,376
Auto		20,055	(a)	16,978	16,689	14,516	19,056
Total nonperforming loans		$82,983		$79,588	$76,812	$77,463	$85,209
Total Nonperforming Loan Rates
Mortgage		1.17%		1.28%	1.18%	1.27%	1.30%
Commercial		1.34%		1.28%	1.27%	1.30%	1.38%
Consumer		0.63%		0.55%	0.52%	0.62%	0.54%
Auto		0.79%	(a)	0.68%	0.69%	0.62%	0.84%
Total		1.06%		1.03%	1.01%	1.03%	1.13%
Total Loans Held for Investment
Mortgage		$1,470,817		$1,483,612	$1,485,127	$1,519,045	$1,562,609
Commercial		3,103,091		3,118,381	3,082,363	3,051,448	3,076,903
Consumer		668,561		664,308	644,177	627,980	620,446
Auto		2,549,493		2,484,275	2,428,040	2,341,194	2,274,421
Total loans		$7,791,962		$7,750,576	$7,639,707	$7,539,667	$7,534,379
(a) Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended December 31, 2024
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer		Auto		Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$6,890	$36,077	$31,303		$80,863		$155,133
(Recapture of) provision for credit losses	(661)	9,384	6,965		17,185	(a)	32,873
Charge-offs	(24)	(1,028)	(8,242)		(18,503)		(27,797)
Recoveries	190	381	1,792	(b)	8,137	(b)	10,500
Balance at end of period	$6,395	$44,814	$31,818		$87,682		$170,709

Allowance for credit losses PCD:
Balance at beginning of period	$5,402	$947	$11		$7		$6,367
Recapture of credit losses	(1,233)	(1,312)	(13)		(90)		(2,648)
Charge-offs	—	(39)	—		(1)		(40)
Recoveries	345	1,026	13		91		1,475
Balance at end of period	$4,514	$622	$11		$7		$5,154

Allowance for credit losses summary:
Balance at beginning of period	$12,292	$37,024	$31,314		$80,870		$161,500
(Recapture of) provision for credit losses	(1,894)	8,072	6,952		17,095	(a)	30,225
Charge-offs	(24)	(1,067)	(8,242)		(18,504)		(27,837)
Recoveries	535	1,407	1,805	(b)	8,228	(b)	11,975
Balance at end of period	$10,909	$45,436	$31,829		$87,689		$175,863
Allowance coverage ratio	0.74%	1.46%	4.76%		3.44%		2.26%
(a) Refer to “(a)” in Table 1-1.
(b) Refer to “(c)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2024	2024	2024	2024	2023
(Dollars in thousands) (unaudited)	Q4	Q3	Q2	Q1	Q4
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,254,371	$1,318,132	$1,227,702	$1,215,653	$1,193,480
Less: Intangible assets	(99,023)	(100,501)	(101,979)	(103,457)	(104,935)
Tangible common equity	$1,155,348	$1,217,631	$1,125,723	$1,112,196	$1,088,545

Common shares outstanding at end of period	45,440	46,559	46,562	47,217	47,065
Tangible book value per common share (Non-GAAP)	$25.43	$26.15	$24.18	$23.55	$23.13
Total Assets to Tangible Assets
Total assets	$11,500,734	$11,461,382	$11,259,085	$11,159,235	$11,344,453
Less: Intangible assets	(99,023)	(100,501)	(101,979)	(103,457)	(104,935)
Tangible assets (Non-GAAP)	$11,401,711	$11,360,881	$11,157,106	$11,055,778	$11,239,518
Non-GAAP TCE Ratio
Tangible common equity	$1,155,348	$1,217,631	$1,125,723	$1,112,196	$1,088,545
Tangible assets	11,401,711	11,360,881	11,157,106	11,055,778	11,239,518
TCE ratio	10.13%	10.72%	10.09%	10.06%	9.68%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,304,779	$1,280,760	$1,223,669	$1,213,469	$1,128,747
Less: Average intangible assets	(99,558)	(101,042)	(102,499)	(103,988)	(105,560)
Average tangible common equity	$1,205,221	$1,179,718	$1,121,170	$1,109,481	$1,023,187

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2024	2024	2024	2024	2023
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,256,906	$1,260,944	$1,223,031	$1,205,231	$1,174,205
Tier 1 capital		1,256,906	1,260,944	1,223,031	1,205,231	1,174,205
Total risk-based capital	(15)	1,367,692	1,371,041	1,330,474	1,309,893	1,278,537
Risk-weighted assets		8,812,422	8,772,207	8,561,549	8,338,168	8,317,802
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.26%	14.37%	14.29%	14.45%	14.12%
Tier 1 risk-based capital ratio	(17)	14.26%	14.37%	14.29%	14.45%	14.12%
Total risk-based capital ratio	(18)	15.52%	15.63%	15.54%	15.71%	15.37%
Leverage ratio	(19)	10.93%	11.12%	10.86%	10.76%	11.03%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,254,371	$1,318,132	$1,227,702	$1,215,653	$1,193,480
Plus: CECL transition adjustment	(20)	6,852	6,852	6,852	6,852	13,704
Plus: Unrealized losses on available-for-sale securities, net of income tax		89,839	32,990	86,494	81,731	67,013
Total adjusted stockholders’equity		1,351,062	1,357,974	1,321,048	1,304,236	1,274,197
Less: Disallowed goodwill		(82,355)	(84,241)	(84,241)	(84,241)	(84,241)
Disallowed other intangible assets, net		(11,801)	(12,789)	(13,776)	(14,764)	(15,751)
Disallowed deferred tax assets, net		—	—	—	—	—
Common equity Tier 1 capital and Tier 1 capital		1,256,906	1,260,944	1,223,031	1,205,231	1,174,205
Plus Tier 2 capital: Qualifying allowance for credit losses		110,786	110,097	107,443	104,662	104,332
Total risk-based capital		$1,367,692	$1,371,041	$1,330,474	$1,309,893	$1,278,537

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of strains on the U.S. economy as a result of the coronavirus disease (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.